Exhibit 10.3


                              MM COMPANIES, INC.
                         REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of August 15, 2005, by and among MM Companies, Inc., a Delaware corporation (the "Company"), on the one hand, and George Foreman ("GF") and George Foreman Productions, Inc., a Nevada corporation ("GFPI", and together with GF, "Foreman"), on the other hand.

                                   RECITALS

      WHEREAS, concurrently with, and as a condition to, the execution and delivery of this Agreement, GF and GFPI, on the one hand, and George Foreman Ventures LLC, a Delaware limited liability company of which the Company is a member ("GFV"), on the other hand, are entering into an assignment agreement, in substantially the form attached hereto as Exhibit A (such agreement, the "Assignment Agreement"); and

      WHEREAS, concurrently with the execution and delivery of this Agreement, Foreman, on the one hand, and GFV, on the other hand, are entering into a subscription agreement, in substantially the form attached hereto as Exhibit B (such agreement, the "Subscription Agreement"); and

      WHEREAS, concurrently with the execution and delivery of this Agreement, each of GF and GFPI is executing and delivering that certain limited liability company agreement of GFV, in substantially the form attached hereto as Exhibit C (such agreement, the "Operating Agreement"); and

      WHEREAS, pursuant to the Subscription Agreement, GFV is issuing to Foreman, as consideration for the rights granted pursuant to the Assignment Agreement, Membership Interests (as defined in the Operating Agreement) of GFV having the rights set forth in the Operating Agreement (the Membership Interests issued pursuant to the Subscription Agreement, the "Foreman Interests"); and

      WHEREAS, concurrently with the execution and delivery of this Agreement, Foreman, GFV and the Company are entering into an investor rights agreement, in substantially the form attached hereto as Exhibit D (such agreement, the "Investor Rights Agreement");

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT.

         (a) Demand Registration.

             (i) Demand. At any time after the date of this Agreement, Foreman may, upon written request to the Company, demand that the Company effect a registration under the Securities Act (the "Demand Registration") covering not less than four percent (4%) of the shares of common stock of the Company, par value $0.01 per share ("Common Stock"), into

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which the Foreman Interests are exchangeable pursuant to the Investor Rights
Agreement (all of such shares, the "Foreman Shares"), and the Company will use its commercially reasonable efforts to effect, as expeditiously as possible, the filing of a registration statement (a "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), and the registration under the Securities Act of the Foreman Shares which the Company has been so requested to register by Foreman; provided, however, that the Company shall not be obligated to effect more than one (1) Demand Registration in any six-month period, nor more than three (3) Demand Registrations in total, pursuant to this Section 1(a)(i).

                        The Company may, at its option, choose to file a Registration Statement covering more than the number of Foreman Shares requested to be registered in any such Demand Registration, or to maintain any such Registration Statement in effect for more than six months, or both.

             (ii) Foreman may, at any time prior to the effective date of the Registration Statement relating to the Demand Registration, revoke such request by providing a written notice to the Company revoking such request. A registration requested pursuant to this Section 1(a) shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective; provided, however, that if such registration does not become effective after the Company has filed the Registration Statement with respect thereto solely by reason of Foreman's refusal to proceed (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company), then such registration shall be deemed to have been effected unless Foreman shall have elected to pay all of the Company's reasonable expenses in connection with such registration.

             (iii) Effectiveness of Registration Statement. The Company agrees to use its commercially reasonable best efforts to (x) cause the Registration Statement relating to the Demand Registration to become effective as promptly as practicable following a request for registration under Section 1(a); and
(y) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph.

             (iv) Except as provided in the last sentence of Section 1(a)(ii) above, the Demand Registration will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act and remained continuously effective (except as otherwise permitted under this Agreement) for a period ending on the earlier of (i) the date which is six months after the effective date of such Registration Statement and (ii) the date on which all Foreman Shares covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed.

             (v) Inclusion of Other Securities; Cutback. The Company, and any other holder of the Common Stock who has registration rights, may include its Common Stock in the Demand Registration effected pursuant to this Section 1(a); provided, however, that if the managing underwriter of a proposed underwritten offering contemplated thereby advises Foreman in writing that the total amount or kind of securities to be included in such proposed public offering is sufficiently large or of a type which such managing underwriter believes would materially adversely affect the success of the proposed public offering requested by Foreman, then the amount or kind of securities offered for the account of the following groups of holders

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shall be reduced pro rata among members of such group in accordance with such managing underwriter's recommendation in the following order of priority (with the securities to be reduced first listed first): (1) securities other than Foreman Shares, (2) securities offered by the Company, and (3) Foreman Shares; provided that no Foreman Shares shall be reduced until all securities other than Foreman Shares and securities offered by the Company are entirely excluded from the underwriting.

         (b) Piggyback Registration.

             (i) If the Company at any time proposes to file a Registration Statement under the Securities Act with respect to any class of equity securities for its own account (other than in connection with (x) a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), (y) an employee stock option, stock purchase, compensation, incentive or similar plan or securities issued or issuable pursuant to any such plan, or (z) a dividend reinvestment plan), other than for the registration of securities for sale on a continuous or delayed basis pursuant to Rule 415, or for the account of any other holder exercising registration rights, then the Company shall in each case give written notice of such proposed filing to Foreman at least fifteen (15) days before the anticipated filing date of any such Registration Statement by the Company, and such notice shall offer to Foreman the opportunity to have any or all of the Foreman Shares held by Foreman included in such Registration Statement. If Foreman desires to have Foreman Shares registered under this Section 1(b), Foreman shall so advise the Company in writing within ten (10) days after the date such notice is given (which request shall set forth the amount of Foreman Shares for which registration is requested), and the Company shall use its commercially reasonable best efforts to include in such Registration Statement all such Foreman Shares so requested to be included therein.

             (ii) Notwithstanding the foregoing, if the managing underwriter or underwriters of any proposed public offering of securities subject to any such Registration Statement advise the Company that the total amount or kind of securities which Foreman, the Company and any other persons or entities intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the account of Foreman shall be allocated first to the Company and any holder of securities including securities in such Registration Statement pursuant to the exercise of demand registration rights (a "Requesting Securityholder"), then reduced pro rata, together with the amount or kind of securities to be offered for the accounts of any other persons requesting registration of securities pursuant to rights similar to the rights of Foreman under this Section 1(b), to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company or any Requesting Securityholder are so reduced. Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a Registration Statement referred to herein at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without any obligation or liability to Foreman.

         (c) Company Registration. Without limiting the provisions of Sections 1(a) and 1(b), if Foreman so requests in writing, and provided that (x) Form S-2 or S-3, or an equivalent form of the Securities and Exchange Commission (the "SEC" or the "Commission"),

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

is available and (y) counsel for the Company shall have advised the Company that it is advisable and in the best interests of the Company that the Company file a Registration Statement covering all of the Foreman Shares (such advice, the "Counsel Advice"), then the Company shall use its commercially reasonable efforts to file, within ninety (90) days following the receipt of the Counsel Advice, a Registration Statement on such form of the Commission as selected by the Company in its good faith, and thereafter use its commercially reasonable efforts to cause such Registration Statement to become and remain effective within one hundred twenty (120) days after the filing by the Company of such Registration Statement, to permit the sale and distribution of the Foreman Shares. The Company shall use its commercially reasonable efforts to maintain the effectiveness of a Registration Statement filed pursuant to this Section 1(c) until all the Foreman Shares have been sold and the distribution contemplated thereby has been completed.

         (d) Registration Covenants and Conditions.

             (i) In connection with its obligations under Sections 1(a), 1(b) and 1(c), the Company will: (x) furnish to Foreman without charge, at least one copy of any effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if Foreman so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the SEC; and (y) deliver to Foreman and the underwriters, if any, without charge, as many copies of the then effective prospectus relating thereto (the "Prospectus") (including each prospectus subject to completion) and any amendments or supplements thereto as such persons may reasonably request.

             (ii) As a condition to the inclusion of the Foreman Shares, Foreman shall furnish to the Company such information regarding Foreman and the distribution proposed by Foreman as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

             (iii) Each of GF and GFPI hereby agrees that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Board of Directors of the Company, requires the suspension of Foreman's rights under this Article 1, each of GF and GFPI will forthwith discontinue disposition of Foreman Shares pursuant to the then current Prospectus until Foreman is advised in writing by the Company that the use of the Prospectus may be resumed. If the Company shall have given any such notice during a period when a Registration Statement is in effect, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during which any such disposition of Foreman Shares is discontinued pursuant to this Section 1(d)(iv). If so directed by the Company, on the happening of such event, Foreman will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Foreman's possession, of the Prospectus current at the time of receipt of such notice.

             (iv) Except as otherwise set forth in this Agreement, each of GF and GFPI hereby covenants with the Company (x) not to make any sale of the Foreman Shares without effectively causing the prospectus delivery requirements under the Securities Act to be

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satisfied, and (y) if such Foreman Shares are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which Foreman first offers to sell any such Foreman Shares.

             (v) Each of GF and GFPI acknowledges and agrees that the Foreman Shares sold pursuant to the Registration Statement that covers any of the Foreman Shares pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement, are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Foreman Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (x) the Foreman Shares have been sold in accordance with such Registration Statement and (y) the requirement of delivering a current Prospectus has been satisfied.

             (vi) Neither GF nor GFPI shall take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, which would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

             (vii) Upon the expiration of the effectiveness of any Registration Statement, Foreman shall discontinue sales of Foreman Shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Foreman Shares covered by such Registration Statement which remain unsold, and Foreman shall notify the Company of the number of Foreman Shares registered which remain unsold immediately upon receipt of such notice from the Company.

             (viii) In the case of the registration of any underwritten primary offering initiated by the Company (other than in connection with (x) a registration statement on Form S-4 or Form S-8 (or any successor or substantially similar form), (y) an employee stock option, stock purchase, compensation, incentive or similar plan or of securities issued or issuable pursuant to any such plan, or (z) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company, each of GF and GFPI agrees not to effect any public sale or distribution of securities of the Company except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety
(90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).

             (ix) Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Foreman Shares is not required by the Securities Act, in connection with a proposed sale of such Foreman Shares, neither GF nor GFPI shall have any rights pursuant to Section 1(a), 1(b) or 1(c). In furtherance and not in limitation of the foregoing, neither GF nor GFPI shall have any rights


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pursuant to Section 1(a), 1(b) or 1(c) at such time as all of the Foreman
Shares may be sold in a three-month period pursuant to Rule 144 promulgated under the Securities Act.

         (e) Registration Expenses. All expenses incident to the Company's performance of or compliance with Sections 1(a), 1(b) and 1(c) above, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Foreman Shares), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder and fees and expenses of other persons retained by the Company (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company; provided that Registration Expenses shall not include any fees and expenses of counsel for Foreman, the expenses of any special audit or accounting review (other than a review or audit of the Company's year-end financial statements), out-of-pocket expenses incurred by Foreman and underwriting discounts, commissions or fees attributable to the sale of the Foreman Shares, all of which shall be borne by Foreman.

         (f) Transfer of the Foreman Shares after Registration; Suspension.

             (i) Each of GF and GFPI agrees that they will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Foreman Shares that would constitute a sale within the meaning of the Securities Act except pursuant to either (1) a Registration Statement,
(2) Rule 144 under the Securities Act or (3) any other applicable exemption from registration under the Securities Act, and that they will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding GF or GFPI or their plan of distribution to the extent required by applicable law.

             (ii) In addition to any suspension rights under paragraph (iii) below, upon the happening of any pending corporate development, public filing with the SEC or similar event, that, in the judgment of the Company, renders it advisable to suspend use of the Prospectus or upon the request by an underwriter in connection with an underwritten public offering of the Company's securities, the Company may, on not more than three (3) occasions in any 12-month period for not more than seventy-five (75) days on each such occasion, suspend use of the Prospectus, on written notice to Foreman (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), in which case Foreman shall discontinue disposition of the Foreman Shares covered by the Registration Statement or Prospectus until copies of a supplemented or amended Prospectus are distributed to Foreman or until Foreman is advised in writing by the Company that sales of the Foreman Shares under the applicable Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. The suspension and notice thereof described in this Section 1(f)(ii) shall be held in strictest confidence and shall not

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be disclosed by Foreman except as may be required by law or to enforce the provisions of this Agreement, subject to the provisos in Section 1(f)(iii) below.

             (iii) Subject to Section 1(f)(iv) below, in the event of: (1) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (2) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Foreman Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to Foreman (the "Suspension Notice") to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, Foreman will discontinue disposition of the Foreman Shares covered by to the Registration Statement or Prospectus (a "Suspension") until Foreman's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until Foreman is advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to Foreman. The Suspension and Suspension Notice described in this
Section 1(f)(iii) shall be held in strictest confidence and shall not be disclosed by Foreman; provided, however, that if either GF or GFPI is requested or ordered to disclose information relating to any such Suspension Notice pursuant to any court or other governmental order or any other applicable legal procedure, he or it shall provide the Company with reasonably prompt notice of any such request or order to enable the Company to seek an appropriate protective order or other remedy and shall provide the Company with reasonable assistance in obtaining such protective order or other remedy at the Company's sole expense; and provided further that, in the event that no such protective order or other remedy is obtained or in the event of a proceeding to enforce the provisions of this Agreement, GF or GFPI, as the case may be, shall furnish only that portion of the information which he or it is advised by counsel is legally required and shall exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the information so furnished.

             (iv) So long as a Suspension is not then in effect, Foreman may sell the Foreman Shares under the effective Registration Statement so long as such sale is also in compliance with applicable law.


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             (v) In the event of a sale of Foreman Shares by Foreman, Foreman must also deliver to the Company's transfer agent, with a copy to the Company, a certificate of subsequent sale reasonably satisfactory to the Company, so that ownership of Foreman Shares may be properly transferred. The Company will cooperate to facilitate the timely preparation and delivery of certificates (unless otherwise required by applicable law) representing the Foreman Shares sold.

         (g) Indemnification. For the purpose of this Section 1(g), the term "Registration Statement" shall include any preliminary or final Prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement referred to in Section 1(a), 1(b) or 1(c) hereof.

             (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless Foreman and Foreman's agents to the fullest extent permitted by law, against any and all losses, claims, damages, liabilities or expenses, joint or several, to which Foreman and such agents may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse Foreman and Foreman's agents for any reasonable legal and other expenses as such reasonable expenses are incurred by Foreman or such agent in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment to or supplement of the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by or on behalf of GF or GFPI expressly for use in the Registration Statement or the Prospectus, (2) the failure of GF or GFPI to comply with the covenants and agreements contained in this Agreement respecting resale of the Purchased Shares or the sale of the Underlying Shares, or (3) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Foreman before the pertinent sale or sales by Foreman.

             (ii) Indemnification by Foreman. Each of GF and GFPI will severally and not jointly indemnify and hold harmless the Company, each of its directors, officers, agents and employees, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, its directors, officers, agents and employees, or any controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or

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regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Foreman, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of GF or GFPI expressly for use therein, and each of GF and GFPI will reimburse the Company, each of its directors, officers, agents and employees, and any controlling persons for any reasonable legal and other expense incurred by the Company, its directors, officers, agents and employees, and any controlling persons, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that GF or GFPI shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission with respect to which GF or GFPI has delivered to the Company in writing a correction before the occurrence of the event from which such loss was incurred. Notwithstanding the provisions of this Section 1(g), GF or GFPI shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by Foreman from the sale of Foreman Shares pursuant to the Registration Statement.

             (iii) Indemnification Procedure.

                   (1) Promptly after receipt by an indemnified party under this Section 1(g) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1(g), promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 1(g) or otherwise, to the extent it is not prejudiced as a result of such failure.

                   (2) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to

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assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 1(g) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

                   (A) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action); or

                   (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action against the indemnified party;

in each of which cases the reasonable fees and expenses of counsel for the indemnified party shall be at the expense of the indemnifying party.

             (iv) Contribution. If the indemnification provided for in this
Section 1(g) is required by its terms but is for any reason held to be unavailable to, or is otherwise insufficient to hold harmless, an indemnified party under this Section 1(g) with respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement:

                  (1) in such proportion as is appropriate to reflect the relative faults of the Company and Foreman in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, or

                  (2) if the allocation provided by clause (1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (1) above but the relative benefits received by the Company and Foreman from the issuance of the Foreman Shares.

      The relative faults of the Company and Foreman shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate material fact relates to information supplied by the Company or by Foreman and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 1(g)(iii) hereof, any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any such action or claim. The provisions set forth in Section 1(g)(iii) hereof with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 1(g)(iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 1(g)(iii) hereof for purposes of indemnification. The Company and Foreman agree that it would not be just and equitable if contribution pursuant to this
Section 1(g)(iv) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         (h) Rule 144 Information. For two years after the date of this Agreement, the Company shall file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action to the extent required to enable Foreman to sell the Foreman Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

      2. CONTINGENT ADDITIONAL SHARES. Unless the Market Capitalization (as defined below) of the Company shall have equaled or exceeded $20,000,000 on any one or more occasions prior to the third anniversary of the date hereof, then, promptly after such third anniversary date, the Company shall, promptly following the written request of Foreman, cause to be issued to Foreman one hundred (100) shares of a new series of preferred stock of the Company, having an aggregate liquidation preference of $1,000,000, bearing dividends at a rate of eight percent (8%) per annum, redeemable at the option of the holder three years from the date of issuance, and otherwise on substantially the terms set forth in Exhibit E attached hereto; provided, however, that the Company shall have no obligation to cause such preferred stock to be issued to Foreman upon such written request in the event that, on or prior to such third anniversary date, (i) either GF or GFPI shall have been in material breach of his or its obligations, representations or warranties under the Assignment Agreement or that certain agreement, dated as of the date hereof, by and between the Company and GFPI (the "Services Agreement") and (ii) such breach, if susceptible of cure, shall not have been cured by GF or GFPI, as appropriate. For purposes hereof, "Market Capitalization" means, as of any date, the amount equal to the average, over the preceding ten (10) trading days, of the result obtained by multiplying (x) the number of shares of Common Stock issued and outstanding as of such trading day by (y) the higher of the daily closing sale price or bid price on such trading day of the Common Stock (as reported on the principal securities exchange or quotation system on which the Common Stock is then listed or admitted for trading).

      3. MISCELLANEOUS.

         (a) Successors and Assigns; Assignment. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company, on the one hand, or Foreman, on the other hand, without the prior written consent of the other party; provided, however, that GF and GFPI can assign their rights hereunder to their respective Permitted Transferees (as such term is defined in the Investor Rights Agreement), if such Permitted Transferee shall have executed and delivered to the Company an instrument pursuant to which the transferee will have agreed to be bound by all of the terms of this Agreement applicable to the transferor.

         (b) Governing Law; Arbitration. This Agreement will be governed by and construed and enforced under the internal laws of the State of New York, without reference to principles of conflict of laws or choice of laws. Any controversy or claim arising under, out of, or in relation to this Agreement or any breach or alleged breach hereof, shall be determined and settled by arbitration, pursuant to the rules then obtaining of the American Arbitration Association (the "AAA"), and the procedures set forth herein. In the event of an inconsistency between the rules of the AAA and the procedures set forth herein, the procedures set forth herein shall control. The location of the arbitration shall be in New York, New York. The arbitration shall be conducted by a panel of three (3) neutral arbitrators who are independent and disinterested with respect to the parties, the Agreement, and the outcome of the arbitration. The parties shall first attempt to select mutually the three
(3) arbitrators. If no agreement can be reached by the parties within thirty
(30) days of the filing of the demand for arbitration, then each party shall select one (1) arbitrator and the two (2) arbitrators thus selected shall then select the third arbitrator. If any vacancy occurs in the board of arbitrators appointed hereunder by reason of death, resignation, refusal to act, physical incapacity or otherwise, a new arbitrator shall be appointed in the same manner and by the same party or arbitrators, as applicable, by whom the previous incumbent was appointed. The arbitrators shall be instructed and directed to assume case management initiative and control over the arbitration process (including, without limitation, scheduling of events, prehearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the dispute. Each party shall bear its own expenses in connection with the arbitration, and shall share equally in the payment of the arbitrators' fees as and when billed by the arbitrators, unless the arbitrators rule otherwise. Such determination by the two (2) of the three
(3) arbitrators shall be final, binding and conclusive upon the parties hereto and shall be rendered in such form that it may be judicially confirmed under the laws of the State of New York. The parties hereto expressly consent to the exclusive jurisdiction of the courts in New York County to enforce any award of the arbitrators.

         (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Signed facsimile copies of this Agreement will legally bind the parties to the same extent as original documents.

         (d) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to articles, sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to articles, sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.

         (e) Notices. Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile directed (x) if to Foreman, at Foreman's address or facsimile number set forth below, or at such address or facsimile number as Foreman may designate by giving at least ten (10) days' advance written notice to the Company or (y) if to the Company, to its address or facsimile number set forth below, or at such other address or facsimile number as the Company may designate by giving at least ten (10) days' advance written notice to Foreman. All such notices and other communications shall be deemed given upon (i) receipt or refusal of receipt, if delivered personally, (ii) three (3) days after being placed in the mail, if mailed, or (iii) confirmation of facsimile transfer, if faxed.

      The address of Foreman for the purpose of this Section 3(e) is as follows:

                  George Foreman
                  George Foreman Productions, Inc.
                  [ADDRESS]
                  Facsimile:

                  with a copy to:

                  Kirkpatrick & Lockhart Nicholson Graham LLP
                  2828 North Harwood Street, Suite 1800
                  Dallas, Texas  75201
                  Attention: Robert E. Wolin, Esq.
                  Facsimile: (214) 939-4949

      The address of the Company for the purpose of this Section 3(e) is as follows:

                  MM Companies, Inc.
                  100 N. Wilkes-Barre Blvd., 4th Floor
                  Wilkes-Barre, Pennsylvania  18702
                  Facsimile:

                  with a copy to:

                  Kramer Levin Naftalis & Frankel LLP
                  1177 Avenue of the Americas
                  New York, New York  10036
                  Attention: Peter G. Smith, Esq.
                  Facsimile: (212) 715-8000

         (f) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and Foreman. Any amendment effected in accordance with this Section 3(f) will be binding upon the Company, Foreman and their respective successors and assigns.

         (g) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

         (h) Entire Agreement. This Agreement, together with the Assignment Agreement, the Services Agreement, the Subscription Agreement, the Operating Agreement, and the Investor Rights Agreement, and all exhibits and schedules hereto and thereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

         (i) Further Assurances. From and after the date of this Agreement, upon the request of the Company or Foreman, the Company and Foreman will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         (j) Negotiated Agreement. Each of the Company, GF and GFPI acknowledges that it or he has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or such party's representatives drafted such provision.

         (k) Meaning of Include and Including. Whenever in this Agreement the word "include" or "including" is used, it shall be deemed to mean "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

         (l) Equitable Remedies. Notwithstanding the provisions of Section 3(b) hereof, in the event of (x) a breach of this Agreement or (y) a failure of a party to perform any of its or his obligations under this Agreement, and, in either case, money damages would not be adequate compensation for the damages that the other party would suffer by reason of such breach or failure, each party hereto agrees that, in addition to and without limiting any other remedy or right such party may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. In the event of any controversy or claim arising out of or relating to any such breach or failure, each of the parties hereto irrevocably (a) submits to the non-exclusive jurisdiction of any New York state court sitting in the County of New York or any federal court sitting in U.S. District Court for the Southern District of the State of New York, (b) waives any objection which such party may have at any time to the laying of venue of any action or proceeding brought in any such court and
(c) waives any claim that such action or proceeding has been brought in an inconvenient forum.

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.


                                    MM COMPANIES, INC.


                                    By:________________________________
                                       Name: Efrem Gerszberg
                                       Title: President


                                    GEORGE FOREMAN


                                    ___________________________________
                                    George Foreman


                                    GEORGE FOREMAN PRODUCTIONS, INC.


                                    By:________________________________
                                       Name:
                                       Title:

Exhibit A - Form of Assignment Agreement
---------   ----------------------------

Exhibit B - Form of Subscription Agreement
---------   ------------------------------

Exhibit C - Form of Operating Agreement
---------   ----------------------------

Exhibit D - Form of Investor Rights Agreement
---------   ---------------------------------

Exhibit E - Terms of the Shares of Preferred Stock Issued as Contingent
---------   -----------------------------------------------------------
            Additional Shares (the "Contingent Preferred Stock")
            ----------------------------------------------------

Dividends:                8% per annum.


Liquidation Preference:   Aggregate liquidation preference of $1,000,000.


Voting Rights:            The holders of Contingent Preferred Stock shall not
                          be entitled to any voting rights with respect to such Contingent Preferred Stock except as otherwise provided by law.


Redemption:               Shares of Contingent Preferred Stock are redeemable
                          at the option of the holders thereof three (3) years from the date of issuance.


Conversion:               The Contingent Preferred Stock shall not be
                          convertible into shares of Common Stock or any other series or class of capital stock of the Company.